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                                                                Exhibit 10.01(f)


                                  AMENDMENT TO
                          GUILFORD PHARMACEUTICALS INC.
                              AMENDED AND RESTATED
        1993 EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN, AS AMENDED

     Guilford Pharmaceuticals Inc. hereby amends the terms of the Guilford Pharmaceuticals Inc. 1993 Employee Share Option and Restricted Share Plan, as amended (the "1993 Plan") as follows:

     Section 3.2 of the 1993 Plan is hereby amended by the addition of the following sentence at the end of the Section:

          The Committee may delegate its authority under the Plan to grant Options and Restricted Shares to a one-member committee of the Board of Directors.

     Section 4 of the 1993 Plan is hereby amended by deleting the second sentence of Section 4 in its entirety and replacing it with the following:

          The number of Shares that may be issued pursuant to Incentive Awards under the Plan shall not exceed, in the aggregate, 3,835,000 Shares.